                                     SCHEDULE 14A
                                    (Rule 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934 (Amendment No.  )


    Filed by the registrant                           /x/

    Filed by a party other than the registrant        / /

    Check the appropriate box:

    / /  Preliminary proxy statement

    /x/  Definitive proxy statement

    / /  Definitive additional materials

    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              Rural Cellular Corporation
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fees (Check the appropriate box):

    /x/  No fee required

    / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

    (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5)  Total fee paid:

--------------------------------------------------------------------------------

    / /  Fee paid previously with preliminary materials

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule, and the date of filing.

    (1)  Amount previously paid:

--------------------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3)  Filing Party:

--------------------------------------------------------------------------------

    (4)  Date Filed:

--------------------------------------------------------------------------------

[LOGO]


April 17, 1997



Dear Shareholder of Rural Cellular Corporation:

On behalf of the Board of Directors and Management, I cordially invite you to attend the Annual Meeting of Shareholders of Rural Cellular Corporation. The Annual Meeting will be held at Radisson Arrowwood, 2100 Arrowwood Lane, Alexandria, Minnesota, on Thursday, May 22, 1997 at 2:00 p.m.

At the Annual Meeting you will be asked to vote for the election of directors; to approve an increase in the number of shares authorized to be issued under the 1995 Stock Compensation Plan; to approve adoption of an Employee Stock Purchase Plan; and to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

The Board of Directors recommends that you vote FOR each of the items listed above. The accompanying proxy statement provides detailed information concerning the matters to be voted on at the Annual Meeting. Also enclosed is our 1996 annual report to shareholders which reviews results for the 1996 fiscal year.

It is important that your shares be represented at the Annual Meeting. If you are unable to attend the Annual Meeting in person, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope.

On behalf of your Board of Directors and RCC Management, thank you for returning your proxy card and for your continued support and interest in Rural Cellular Corporation.

Sincerely,



/s/ Richard P. Ekstrand
Richard P. Ekstrand
President and Chief Executive Officer

                              RURAL CELLULAR CORPORATION
                               3905 DAKOTA STREET S.W.
                             ALEXANDRIA, MINNESOTA 56308

                     -------------------------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                     MAY 22, 1997

                     -------------------------------------------


    Please take notice that the Annual Meeting of the Shareholders of Rural Cellular Corporation, a Minnesota corporation (the "Company"), will be held at Radisson Arrowwood, 2100 Arrowwood Lane, Alexandria, Minnesota, on Thursday, May 22, 1997 at 2:00 p.m. Minnesota time, to consider and vote upon the following matters:

    1.   To elect two directors, each for a three-year term;

    2. To approve an increase in the number of shares authorized to be issued under the 1995 Stock Compensation Plan;

    3.   To approve adoption of an Employee Stock Purchase Plan;

    4. To ratify appointment of Arthur Andersen LLP as the Company's independent auditors for fiscal 1997; and

    5. To act upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors of the Company has fixed the close of business on March 24, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.

    Shareholders who do not expect to be present personally at the Annual Meeting are urged to complete, date, sign, and return the accompanying Proxy in the enclosed, self-addressed envelope. The Board of Directors of the Company sincerely hopes, however, that all shareholders who can attend the Annual Meeting will do so.

    It is important that your shares be represented and voted at the Annual Meeting. If you are not able to attend the Annual Meeting, please return your completed Proxy at your earliest convenience.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Don C. Swenson
                                       Secretary
Dated:  April 17, 1997

                              RURAL CELLULAR CORPORATION
                               3905 DAKOTA STREET, S.W.
                             ALEXANDRIA, MINNESOTA  56308


                                   PROXY STATEMENT
                            ANNUAL MEETING OF SHAREHOLDERS
                                     MAY 22, 1997


                        SOLICITATION AND REVOCATION OF PROXIES

    The accompanying Proxy is solicited by the Board of Directors of Rural Cellular Corporation (the "Company") in connection with the Annual Meeting of the Shareholders of the Company, which will be held on May 22, 1997, and any adjournments thereof.

    The person giving the enclosed Proxy has the power to revoke it at any time prior to the convening of the Annual Meeting. Revocation must be in writing, signed in exactly the same manner as the Proxy, and dated. Revocations of Proxy will be honored if received at the offices of the Company, addressed to Don C. Swenson, Secretary, on or before May 21, 1997. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers, who will be seated at the door of the meeting room. Revocation may also be effected by delivery of an executed, later dated Proxy. Unless revoked, all properly executed Proxies received in time will be voted.

    Proxies not revoked will be voted in accordance with the choice specified by shareholders on the Proxies. Proxies which are signed but which lack any such specification will, subject to the following, be voted FOR the directors nominated by the Board of Directors and listed herein and FOR Items 2, 3, and 4. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder will be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker turns in a "non-vote" Proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote Proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

    The Company will pay for costs of soliciting Proxies, including the costs of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers or other employees of the Company who will receive no special compensation for their services. The Company may reimburse brokers, banks, and others holding shares in their names for others for the costs of forwarding proxy material to, and obtaining Proxies from, beneficial owners.

    The Annual Report of the Company, including financial statements, for the fiscal year ended December 31, 1996, is being mailed with this Proxy Statement. Copies of this Proxy Statement and Proxies will first be mailed to shareholders on or about April 17, 1997.


                                    VOTING RIGHTS

    Only shareholders of record at the close of business on March 24, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of that date, there were issued and outstanding 7,487,858 shares of Class A Common Stock and 1,365,438 shares of Class B Common Stock, the only classes of securities of the Company entitled to vote at the meeting. Each holder of record of Class A Common Stock is entitled to one vote for each share registered in his or her name as of the record date, and each holder of record of Class B Common Stock is entitled to ten votes for each share registered in his or her name as of the record date. The Articles of Incorporation of the Company do not grant the shareholders the right to vote cumulatively for the election of directors. No shareholder will have appraisal rights or similar dissenter's rights as a result of any matters expected to be voted on at the meeting. The presence in person or by proxy of holders of a majority of the voting power represented by the outstanding shares of the Class A and Class B Common Stock, in the aggregate, entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.


                                COMMON STOCK OWNERSHIP

    The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 24, 1997 by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock; (ii) the Chief Executive Officer and each executive officer whose total annual salary and bonus exceeded $100,000 during the year ended December 31, 1996 ("Named Executive Officers"); (iii) each director of the Company; and (iv) all officers and directors of the Company as a group. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares listed.



                                                  CLASS A                           CLASS B
                                              COMMON STOCK                       COMMON STOCK
                                     -------------------------------   ---------------------------------
                                                                                                           PERCENTAGE OF
      NAME AND ADDRESS OF                NUMBER         PERCENTAGE        NUMBER            PERCENTAGE       COMBINED
      BENEFICIAL OWNER                  OF SHARES        OF CLASS        OF SHARES           OF CLASS       VOTING POWER
-----------------------------------  -------------    --------------   -------------      --------------  ----------------
Franklin Resources, Inc. (1)           616,200          8.2%                                    --           2.9%
777  Mariners Island Boulevard
San Mateo, CA 94404

Telephone & Data                       598,000          8.0              137,398                10.1%        9.3
 Systems, Inc.
30 North LaSalle Street
Chicago, IL 60602

Arvig Enterprises, Inc.                358,893          4.8              121,664                 8.9         7.5
160 2nd Ave. S.W.
Perham, MN 56573


                                                                     -2-




                                                  CLASS A                           CLASS B
                                              COMMON STOCK                       COMMON STOCK
                                     -------------------------------   ---------------------------------
                                                                                                           PERCENTAGE OF
      NAME AND ADDRESS OF                NUMBER         PERCENTAGE        NUMBER            PERCENTAGE       COMBINED
      BENEFICIAL OWNER                  OF SHARES        OF CLASS        OF SHARES           OF CLASS       VOTING POWER
-----------------------------------  -------------    --------------   -------------      --------------  ----------------

Hector Communications                  266,751          3.6              104,461                 7.7         6.2
 Corporation (2)
211 Main Street
Hector, MN 55342

Consolidated Telephone                 201,107          2.7               86,189                 6.3         5.0
 Company
1102 Madison Street
Brainerd, MN 56401

Melrose Telcom, Inc.                   185,487          2.5               79,493                 5.8         4.6
320 East Main Street
Melrose, MN 56352

Paul Bunyan Rural                      134,106          1.8               85,332                 6.2         4.7
 Telephone Cooperative (3)
1831 Anne Street NW
Bemidji, MN 56601

West Central CelCom, Inc.               16,987           *                79,857                 5.8         3.9
209 Minnesota Avenue
Sebeka, MN 56477

Richard P. Ekstrand (4)                122,276          1.6               32,708                 2.4         2.1
Robert K. Eddy (5)                     151,873          2.0               54,289                 4.0         3.3
Jeffrey S. Gilbert (6)                  25,635           *                  --                  --            *
Marvin C. Nicolai (7)                  207,357          2.8               86,189                 6.3         5.1
George M. Revering (8)                  20,744           *                38,538                 2.8         1.9
Don C. Swenson (9)                     369,007          4.9              121,664                 8.9         7.5
George W. Wikstrom (10)                 88,285          1.2               34,944                 2.6         2.1
Scott G. Donlea (11)                     6,804           *                  --                  --            *

All directors and officers as
a group (9 persons)(12)                1,013,981       13.4              368,332               27.0         22.1


---------------------
*Denotes less than 1%.
(1) Based on Schedule 13G dated February 12, 1997, filed jointly by Franklin Resources, Inc., Charles B. Johnson and Rupert H. Johnson, Jr., principal shareholders of Franklin Resources, Inc., and Franklin Advisers, Inc., a subsidiary of Franklin Resources, Inc. Franklin Advisers, Inc. has sole voting and dispositive power over such shares, which are held for the benefit of investment advisory clients.
(2) Includes 172,062 shares of Class A Common Stock and 37,681 shares of Class B Common Stock held of record by Loretel Systems, Inc., an affiliate of Hector Communications Corporation ("Hector"), over which Hector shares voting and investment power.
(3) Includes 19,285 shares of Class A Common Stock owned by a subsidiary of Paul Bunyan Rural Telephone Cooperative.
(4) Includes 97,276 shares of Class A Common Stock and 32,708 shares of Class B Common Stock owned by Lowry Telephone Co., Inc., of which Mr. Ekstrand is the sole shareholder and Vice President, and 1,500 shares of Class A Common Stock held by or on behalf of Mr. Ekstrand's children. Also includes 23,000 shares of Class A Common Stock that may be purchased upon exercise of a currently exercisable option.
(5) Includes 145,123 shares of Class A Common Stock and 54,289 shares of Class B Common Stock owned by Sherburne Tel-Com, Inc., of which Mr. Eddy is President. Sherburne Tel-Com, Inc. is a subsidiary of Sherburne Tele Systems, Inc., of which Mr. Eddy is a shareholder. Also includes 5,250 shares of Class A Common Stock that may be purchased upon exercise of an option becoming exercisable within 60 days of the record date.
(6) Includes 19,285 shares of Class A Common Stock owned by Northern Communications, Inc., of which Mr. Gilbert is the General Manager. Mr. Gilbert disclaims beneficial ownership of these shares. Also includes 5,250 shares of Class A Common Stock that may be purchased upon exercise of an option becoming exercisable within 60 days of the record date.

(7) Includes 201,107 shares of Class A Common Stock and 86,189 shares of Class B Common Stock owned by Consolidated Telephone Company, of which Mr. Nicolai is the General Manager. Mr. Nicolai disclaims beneficial ownership of these shares. Also includes 5,250 shares of Class A Common Stock that may be purchased upon exercise of an option becoming exercisable within 60 days of the record date.
(8) Includes 26,200 shares of Class B Common Stock owned by Midwest Telephone Company, of which Mr. Revering is General Manager, and 14,394 shares of Class A Common Stock and 12,338 shares of Class B Common Stock owned by The Peoples Telephone Company of Big Fork, of which Mr. Revering is President. Mr. Revering disclaims beneficial ownership of these shares. Also includes 5,250 shares of Class A Common Stock that may be purchased upon exercise of an option becoming exercisable within 60 days of the record date.
(9) Includes 358,893 shares of Class A Common Stock and 121,664 shares of Class B Common Stock owned by affiliates of Arvig Enterprises, Inc., of which Mr. Swenson is a member of the Board of Directors. Mr. Swenson disclaims beneficial ownership of these shares. Also includes 5,250 shares of Class A Common Stock that may be purchased upon exercise of an option becoming exercisable within 60 days of the record date.
(10) Includes 81,535 shares of Class A Common Stock and 34,944 shares of Class B Common Stock owned by Wikstrom Telephone Company, Incorporated, of which Mr. Wikstrom is a shareholder and Vice President. Mr. Wikstrom disclaims beneficial ownership of these shares. Also includes 5,250 shares of Class A Common Stock that may be purchased upon exercise of an option becoming exercisable within 60 days of the record date.
(11) Includes four shares of Class A Common Stock owned by or on behalf of Mr. Donlea's wife and children and 6,800 shares of Class A Common Stock that may be purchased upon exercise of a currently exercisable option.
(12) See Notes 4 through 11 above. Also includes 22,000 shares of Class A Common Stock that may be purchased upon exercise of a currently exercisable option and options that become exercisable within 60 days of the record date.


                                     ITEM NO.  1

                                ELECTION OF DIRECTORS

    The Company's Articles of Incorporation provide that directors are divided into three classes, with each class serving a three-year term and approximately one-third of the Board of Directors to be elected each year. At the 1997 Annual Meeting, two Class III directors will be elected, each to hold office for a term expiring at the Annual Meeting of Shareholders to be held in 2000, or until his successor has been elected and qualified, or until his death, resignation, or removal, if earlier.

    Two directors in Class III whose terms are expiring, Richard P. Ekstrand and George W. Wikstrom, have been nominated by the Board of Directors for reelection. Nicholas R. Prom, the third Class III director, has informed the Board that he does not intend to stand for reelection.

    Election of directors will be determined by a plurality vote of the combined voting power of all shares of Common Stock present in person or by proxy and voting at the Annual Meeting.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE ABOVE NOMINEES BE ELECTED. UNLESS INSTRUCTED NOT TO VOTE FOR THE ELECTION OF THE NOMINEES, THE PROXIES WILL VOTE TO ELECT THE NOMINEES ABOVE NAMED. IF ANY NOMINEE IS NOT A CANDIDATE FOR ELECTION AT THE MEETING, THE PROXIES MAY VOTE FOR SUCH OTHER PERSON AS THEY, IN THEIR DISCRETION, MAY DETERMINE.

    Certain information regarding the nominees and the other current directors of the Company is set forth below:

NOMINEES FOR ELECTION (TERMS EXPIRING IN 2000)

    RICHARD P. EKSTRAND, 47, has served as President, Chief Executive Officer and a director of the Company since 1990. Mr. Ekstrand became a full-time employee of the Company in January 1993. From June 1991 to January 1993, his services had been provided through a management agreement between the Company and R. P. Ekstrand Management Services Corp., a corporation wholly-owned by Mr. Ekstrand. Since 1984, Mr. Ekstrand has also served as Vice President and a director of Lowry Telephone Co., Inc., a local exchange telephone company and a shareholder of the Company, of which Mr. Ekstrand is the sole shareholder. Mr. Ekstrand currently serves as chair of the Board of Governors of Switch 2000 LLC ("Switch 2000") and as a director of Cellular 2000, Inc. ("Cellular 2000"). Mr. Ekstrand is past president and currently a director of the Minnesota Telephone Association ("MTA"), past president of the Association of Minnesota Telephone Utilities, and currently a director of the Rural Cellular Association and of the Cellular Telephone Industry Association.

    GEORGE W. WIKSTROM, 59, has been a director of the Company since 1990 and Vice President since 1991. Mr. Wikstrom is a shareholder and has been Vice President of Wikstrom Telephone Company, Incorporated, a local exchange telephone company and a shareholder of the Company, for more than ten years. He also serves as a director of Cellular 2000 and as a governor of Switch 2000.
Mr. Wikstrom has been the Commissioner of the Northwest Regional Development Commission since 1979 and is serving as a director of the Association of Minnesota Telephone Utilities and Minnesota Equal Access Network Services, Inc. ("MEANS").

CONTINUING CLASS I DIRECTORS (TERMS EXPIRING IN 1998)

    ROBERT K. EDDY, 45, has been a director of the Company since 1991. Mr. Eddy has been employed by Sherburne Tele Systems, Inc. since 1985. Sherburne Tel-Com, Inc., a shareholder of the Company, is a subsidiary of Sherburne Tele Systems, Inc. Mr. Eddy is a shareholder of Sherburne Tele Systems, Inc. and, since 1989, has served as President of Sherburne Tele Systems, Inc. and Sherburne Tel-Com, Inc. Mr. Eddy is chairman of the Partners' Committee of Cellular Mobile Systems of St. Cloud ("CMS"), a partnership that provides cellular services in the St. Cloud, Minnesota MSA. He is also a director of MEANS, Cellular 2000, the MTA, and the Organization for Promotion and Advancement of Small Telephone Companies ("OPASTCO") and a governor of Switch 2000. Mr. Eddy is a past director and president of the Association of Minnesota Telephone Utilities.

    JEFFREY S. GILBERT, 47, has been a director of the Company since June 1995. Since September 1996, he has served as Assistant Manager of Paul Bunyan Rural Telephone Cooperative ("Paul Bunyan") and General Manager of Northern Communications, Inc., a wholly-owned subsidiary of Paul Bunyan. Both Paul Bunyan and Northern Communications, Inc. are shareholders of the Company. He had served as General Manager of Deer River Telephone Co., Inc., a local exchange telephone company and formerly a subsidiary of Paul Bunyan and a shareholder of the Company, since January 1993 and as a manager and in other positions with that Company since 1982. He is also a director of Cellular 2000 and the MTA and a member of the Board of Governors of Switch 2000 and Rural Vision LLC, a DBS Company.

    MARVIN C. NICOLAI, 55, has been a director of the Company since June 1995. He became General Manager of Consolidated Telephone Company ("Consolidated"), a local exchange telephone company and a shareholder of the Company, and Northland Communications Corporation ("Northland"), a wholly-owned subsidiary of Consolidated, in January 1995. From 1988 to 1995, he was a manager of Northland. Mr. Nicolai is also a director of MEANS and Independent Information Services Corp. and a member of the Board of Governors of Independent Emergency Services LLC.

CONTINUING CLASS II DIRECTORS (TERMS EXPIRING IN 1999)

    GEORGE M. REVERING, 55, has been a director of the Company since 1990.
Mr. Revering has been President and General Manager of Midwest Information Systems, Inc. ("MISI") since 1976 and is General Manager of Midwest Telephone Company and President of The Peoples Telephone Company of Big Fork, both subsidiaries of MISI and shareholders of the Company, and General Manager of Osakis Telephone Company, a subsidiary of MISI. Mr. Revering is also President and a director of Revering Group, Inc., the general partner of a partnership that provides cellular service in South Dakota, and of each of its subsidiaries. He is a director of MEANS and President of Means Telecom, a subsidiary of MEANS.

    DON C. SWENSON, 55, has been a director of the Company since 1990 and Secretary of the Company since June 1995. Mr. Swenson has been with East Otter Tail Telephone Company, a local exchange telephone company and a shareholder of the Company, since 1981, serving most recently as Director of Operations of that company. Mr. Swenson also serves as a director of Arvig Enterprises, Inc. and Cellular 2000 and as a governor of Switch 2000. He is also on the Board of Directors of United Community Bank, Perham, Minnesota.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During fiscal 1996, the Board of Directors held 16 meetings. All directors except Mr. Eddy attended at least 75% of the meetings of the Board and the committees on which they served.

    The Company's Board of Directors has established an Audit Committee and a Compensation Committee. Messrs. Prom (Chair), Gilbert, Nicolai and Revering currently serve on the Audit Committee. The Audit Committee's duties include examination of matters relating to the financial affairs of the Company, including reviewing the Company's annual financial statements, the scope of the independent annual audit, and the independent accountant's letter to management concerning the effectiveness of the Company's internal financial and accounting controls. The Audit Committee held four meetings during 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

    Messrs. Swenson (Chair), Eddy, and Wikstrom serve on the Compensation Committee. Messrs. Wikstrom and Swenson serve as a Vice President and Secretary of the Company, respectively. Mr. Swenson is Director of Operations for East Otter Tail Telephone Company, which together with certain affiliates holds more than 5% of the Company's Class B Common Stock and has engaged in various transactions with the Company, all of which are more fully described under "Certain Transactions." Mr. Eddy serves as Chairman of the Partners' Committee of CMS, which is party to a roaming agreement with the Company. Payments made by the Company and CMS pursuant to that agreement are described under "Certain Transactions." The Compensation Committee's duties include consideration of and recommendations to the Company's Board of Directors with respect to programs for executive compensation, employee benefit and incentive plans, and other compensation matters and policies. The Compensation Committee held five meetings during 1996 and acted once by written action.

COMPENSATION OF DIRECTORS

    DIRECTORS' FEES. Each nonemployee director of the Company is paid an annual fee of $3,000. In addition, each non-employee director is paid $400 for each Board meeting attended in person, $250 for each Board meeting attended via telephone conference and each committee meeting attended in person, and $150 for each committee meeting attended via telephone conference, and is reimbursed for travel and other expenses incurred in attending meetings and serving as a director. Total fees paid to all nonemployee directors as a group for services rendered during 1996 were $59,450.

    DIRECTORS' STOCK OPTION PLAN. Directors who are not otherwise employees of the Company are eligible to be granted options under the Company's Stock Option Plan for Nonemployee Directors (the "Directors Plan"). Pursuant to the Directors Plan, nonemployee directors serving as of the day following the 1996 Annual Meeting were granted options to purchase an aggregate of 73,500 shares of Class A Common Stock at $12.75 per share.

    The Directors Plan, as originally adopted, provided that, beginning in 1996, each nonemployee director elected at any annual meeting would be granted an option to purchase 15,750 shares of Class A Common Stock on the first business day following such election. In March 1997, the Board of Directors amended the Directors Plan to provide that all nonemployee directors serving as of the day following an annual meeting will be granted options to purchase 5,250 shares of Class A Common Stock on that date. In connection with such amendment, nonemployee directors have forfeited the right to purchase, in the aggregate, 36,750 shares pursuant to options granted in 1996.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, requires the Company's officers, directors, and holders of 10% or more of its outstanding Common Stock to file certain reports with the Securities and Exchange Commission (the "Commission). To the Company's best knowledge, based solely on information provided to it by the reporting individuals, all of the reports required to be filed by these individuals were filed, except that an Initial Report on Form 3 for Wesley E. Schultz was filed late.

                                     ITEM NO.  2

               APPROVAL OF INCREASE IN NUMBER OF SHARES AUTHORIZED FOR
                             1995 STOCK COMPENSATION PLAN

    The 1995 Stock Compensation Plan (the "Plan") was adopted in September
1995. Since adoption of the Plan, the Securities and Exchange Commission has adopted new rules under Section 16 of the Exchange Act. These new rules change the treatment of options under Section 16 and impose different requirements for employee plans to qualify for exemption from Section 16(b). In light of these changes, the Board of Directors has adopted several amendments to the Plan to conform to the new rules. The Board has also approved an increase in the number of shares that may be issued under the Plan. Because changes other than the increase in the number of shares that may be issued under the Plan do not require shareholder approval, this Proxy Statement will describe the material changes, but shareholders will be voting only on the increase in the number of shares.

    PROPOSED INCREASE IN NUMBER OF SHARES. A maximum of 315,000 shares of Class A Common Stock is authorized to be issued under the Plan. As of the end of the 1996 fiscal year,

314,600 of such shares were subject to outstanding options. In addition, the Board has granted options to two executive officers to purchase, in the aggregate, 71,600 shares of Class A Common Stock, contingent upon shareholder approval of the increase in the number of shares authorized for the Plan. The Board anticipates granting additional options to management employees as part of an incentive program. In order to have sufficient shares available, the Board has recommended that the number of shares reserved for issuance under the Plan be increased by 575,000 to 890,000. As of March 24, 1997, 7,487,858 shares of Class A Common Stock and 1,365,438 shares of Class B Common Stock were issued and outstanding. On March 24, 1997, the closing price for the Class A Common Stock on The Nasdaq National Market was $10.00 per share.

    DESCRIPTION OF PLAN. The Plan provides for grants of both incentive stock options, intended to qualify as such under Section 422 of the Internal Revenue Code of 1986 (the "Code"), and nonstatutory stock options, stock appreciation rights, and other stock-based awards. Except for the authority to grant incentive stock options, which expires in 2005, the Plan has no expiration date but may be terminated by the Board of Directors at any time, subject to the rights of the holders of options or other awards previously granted under the Plan.

    SHARES SUBJECT TO THE PLAN. The shares of Class A Common Stock that may be issued or transferred to grantees under the Plan may be unissued shares or treasury shares. The Plan provides for appropriate adjustment in the number of shares subject to the Plan and to the grants previously made if there is a stock split, stock dividend, reorganization or other relevant change affecting the Company's corporate structure or its equity securities. If shares under a grant are not issued or transferred to the extent permitted prior to expiration of the grant or an award is otherwise forfeited, the shares will become available for inclusion in future grants.

    ADMINISTRATION. As originally adopted, the Plan was to be administered by a committee of the Board of Directors, the members of which meet the definition of "disinterested person" under Rule 16b-3 of the Exchange Act. To conform to the recent amendments to Rule 16b-3, the Plan will be administered by the Board or a committee composed of "non-employee" directors (as defined in the Rule). The Board or committee will determine the participants, grant stock options, with or without stock appreciation rights, and other awards, establish rules and regulations for the operation of the Plan, and determine the price, term, vesting schedule, number of shares and other terms of options and other awards. The Board or committee may delegate its powers and duties to members of the Company's administration with respect to participants who are not subject to
Section 16.

    ELIGIBLE PARTICIPANTS. Employees eligible to receive grants under the Plan are the officers and certain other key employees of the Company. The number of grantees could vary from year to year. In 1996 options to purchase, in the aggregate, 235,600 shares were granted to three employees of the Company, including options to Mr. Ekstrand for 81,000 shares and to Mr. Donlea for 64,600 shares.

    STOCK OPTIONS. Options granted under the Plan may be in the form of either options that qualify as "incentive stock options" under Section 422 of the Code ("ISOs") or those that do not qualify as such ("NQSOs"). The term of an option will be fixed by the Board or committee, but no option may have a term of more than ten years from the date of grant. Options will be exercisable at such times as determined by the Board or committee. The option exercise price will be determined by the Board or committee at the time of grant but will not be less than 85% of the fair market value of the Common Stock on the date of grant (100% of the fair market value for ISOs). The grantee may pay the option price in cash or, if permitted by the Board or committee, by delivering to the Company shares of Common Stock already owned by the grantee that have a fair market value equal to the option exercise price. The Code also places the following additional restrictions on the award of ISOs. If an ISO is granted to a participant who owns, at the date of grant, in excess of 10% of the Company's outstanding Common Stock, the exercise price must be at least 110% of the fair market value on the date of grant and the term of the ISO may be no more than five years from the date of grant. The total fair market value of shares subject to ISOs which are exercisable for the first time by any participant in any given calendar year cannot exceed $100,000 (valued as of the date of grant).

    STOCK APPRECIATION RIGHTS. The Board or committee may grant stock appreciation rights ("SARs") in connection with a stock option granted under the Plan. If a grantee exercises a SAR, the grantee will receive an amount equal to the excess of the fair market value of the shares with respect to which the SAR is being exercised over the option exercise price of the shares. If a SAR is exercised in whole or in part, the right under the related option to purchase shares with respect to which the SAR has been exercised will terminate to the same extent. If a stock option is exercised, any SAR related to the shares purchased will terminate.

    OTHER STOCK-BASED AWARDs. The Board or committee, in its discretion, may grant other awards that are valued in whole or in part by reference to, or otherwise based on the Common Stock, including, without limitation, performance shares, convertible preferred stock, convertible debentures, or exchangeable securities. Such awards may be granted in addition to or in tandem with stock options or stock appreciation rights granted under the Plan. The Board or committee may set such terms with regard to the vesting of such awards as it deems reasonable.

    TERMINATION OF EMPLOYMENT. Unless otherwise provided in the related award agreement, awards granted under the Plan are generally not transferable other than by the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules and regulations thereunder. Following the death of an optionee, any option held may be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Board or committee may determine at or after grant, by the legal representative of the optionee's estate or by any person who acquired the option by will or the laws of descent and distribution for a period of one year (or such other period as the Board or committee may specify at grant) from the date of such death or until the expiration of the stated term of the option, whichever period is shorter. If participant's employment by the Company is terminated by reason of disability, any option held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or committee may determine at or after grant until the expiration of the stated term of such option (unless otherwise specified by the Board or committee at the time of grant). If the optionee dies prior to the expiration of any unexercised option, the option may thereafter be exercised to the extent it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of the option, whichever period is shorter. If any optionee's employment by the Company is terminated for any other reason, the option may be exercised, to the extent otherwise then exercisable, for the lesser of three months from the date of termination of employment or the balance of the term of the option. Terms for awards other than stock options and stock appreciation rights may be set by the Board or committee at the time of the granting of the award.

    CHANGE OF CONTROL. In the event of a "Change in Control" (as defined in the Plan) any award granted under the Plan will become fully exercisable and vested. For purposes of the Plan, a "Change in Control" occurs when (i) the majority of the directors of the Company are persons other than persons whose election has been solicited by the Board of Directors or have been appointed by the Board to fill vacancies created by death, resignation, or a new position,
(ii) any person or group of persons (as defined in Section 13(d) of the Exchange Act and the rules thereunder) acquires 30% or more of the outstanding voting stock of the Company, or (iii) the shareholders of the Company approve a merger or consolidation (other than a merger or consolidation with a subsidiary of the Company or in which the Company is the surviving corporation and the shareholders of the Company immediately prior to the merger own more than 70% of the outstanding voting stock of the surviving corporation or its parent corporation), exchange of shares, sale or other disposition of all or substantially all of the Company's assets, or liquidation or dissolution of the Company.

    TAX RULES. The following is a brief summary of the federal income tax rules currently applicable to stock options and other awards that may be granted under the Plan.

    The grant of a NQSO will have no immediate tax consequences to the grantee or to the Company. Upon the exercise of a NQSO, the grantee will recognize ordinary income (and the Company will generally be entitled to a compensation deduction) in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of the exercise of the option over the option exercise price. The grantee's tax basis in the shares will be the exercise price plus the amount of ordinary income recognized by the grantee, and the grantee's holding period will commence on the date the shares are transferred. Special rules apply in the event all or a portion of the exercise price is paid in the form of stock. Other special rules may also apply to a grantee who is subject to Section 16 of the Exchange Act.

    Upon a subsequent sale of shares of Common Stock acquired pursuant to the exercise of an NQSO, any difference between the grantee's tax basis in the shares and the amount realized on the sale is treated as long-term or short-term capital gain or loss, depending on the holding period of the shares.

    The grant of an ISO will have no immediate tax consequences to the grantee or to the Company. The exercise of an ISO by the payment of cash to the Company will generally have no immediate tax consequences to the grantee (except to the extent it is an adjustment in computing alternative minimum taxable income) or to the Company. If a grantee holds the shares acquired pursuant to the exercise of an ISO for the required holding period, the grantee generally will realize long-term capital gain or long-term capital loss upon a subsequent sale of the shares in the amount of the difference between the amount realized upon the sale and the purchase price of the shares (i.e., the exercise price). In such a case, no compensation deduction will be allowable to the Company in connection with the grant or exercise of the ISO or the sale of shares of Common Stock acquired pursuant to such exercise.

    If, however, a grantee disposes of the shares prior to the expiration of the required holding period (a "disqualifying disposition"), the grantee will recognize ordinary income (and the Company will generally be entitled to a compensation deduction) equal to the excess of the fair market value of the shares of Common Stock on the date of exercise (or the proceeds of the disposition, if less) over the exercise price. Special rules apply in the event all or a portion of the exercise price is paid in the form of stock.

    No income will be realized by a participant and the Company is not entitled to a compensation deduction in connection with a grant of a SAR. When the SAR is exercised, the participant will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash and the fair market value of any shares of Common Stock received. The Company will be entitled to a compensation deduction at the time and in the amount included in the participant's income by reason of the exercise. If the participant receives Common Stock upon exercise of a SAR, the post-exercise appreciation or depreciation will be treated in the same manner as discussed above regarding the tax treatment of NQSOs.

    The federal income tax treatment of other stock-based awards will depend on the nature of any such award and the restrictions applicable to such award.
Such an award may, depending upon the conditions applicable to the award, be taxable as an option or as an award of restricted or deferred stock. In certain instances, a participant may be entitled to defer recognition of income on the value of a grant of stock if the stock is subject to substantial risk of forfeiture. The participant will be subject to tax at ordinary income rates on the fair market value of the stock on the date that income is recognized. The Company generally will be entitled to a compensation deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable. With respect to the subsequent sale of stock received, the holding period to determine whether a participant will recognize long-term or short-term capital gain or loss will generally begin when any restriction period expires (or the date on which the participant recognizes income), and the tax basis for such shares will generally be the fair market value of the shares on that date.

    Certain limitations apply to the Company's deduction of compensation payable to the person serving as its chief executive officer or to any of its four other most highly compensated executives in office as of the end of the year in which such compensation would otherwise be deductible. In general, the Company may not deduct compensation, other than "performance-based" compensation, payable to such an executive in excess of $1 million for any year.

    The affirmative vote of a majority of the combined voting power of the shares of Common Stock present and voting on such matter is necessary for the approval of the increase in the number of shares of Class A Common Stock subject to the 1995 Stock Compensation Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO
INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE 1995 STOCK COMPENSATION PLAN TO 890,000 SHARES OF CLASS A COMMON STOCK. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                     ITEM NO.  3

                       APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

    The Board of Directors is recommending to the shareholders the approval of the Rural Cellular Corporation Employee Stock Purchase Plan (the "Purchase Plan"). The purpose of the Purchase Plan is to encourage equity ownership by all employees by providing an opportunity to purchase the Company's Class A Common Stock at an attractive price.

    The Board adopted the Purchase Plan on January 14, 1997, subject to shareholder approval. If approved by the shareholders, the Purchase Plan will become effective as of July 1, 1997. The Purchase Plan has no expiration date. A summary of the Purchase Plan follows, but this summary is qualified in its entirety by reference to the full text of the Purchase Plan, which is available from the Company upon request.

    NUMBER OF SHARES. The Purchase Plan is authorized to issue 250,000 shares of the Company's Class A Common Stock ("Stock"), a number equal to approximately 2.8% of the Company's Class A and Class B Common Stock outstanding as of
March 24, 1997. Stock issued under the Purchase Plan may consist of, in whole or in part, authorized and unissued shares or treasury shares. If Stock subject to an option under the Purchase Plan ceases to be subject to such option, such Stock will again be available for future distribution under the Purchase Plan.

    STOCK PURCHASE RIGHTS. The Purchase Plan provides for the grant of rights to purchase Stock through payroll deductions of between 2% and 10% of compensation. The purchase price for such Stock will be 85% of the lower of
(a) the closing price of the Stock as reported on The Nasdaq National Market ("Nasdaq") on the first business day of the Purchase Period or (b) the closing price of the Stock as reported on Nasdaq on the last business day of the Purchase Period. Each Purchase Period, except the first, shall be the period from January 1 to the next following December 31. The first Purchase Period will be from July 1, 1997 to December 31, 1997. As of March 24, 1997, the closing price of the Stock as reported on Nasdaq was $10.00.

    No right will be deemed to be granted under the Purchase Plan to any employee if such grant would permit the employee to purchase in any calendar year a number of shares of Stock under the Purchase Plan and all other stock purchase plans, if any, of the Company exceeding $25,000 in fair market value (determined as of the date of grant). The Purchase Plan requires a minimum purchase of 25 shares.

    PARTICIPATION. Employees will be eligible to participate in the Purchase Plan if they have completed three months of service prior to the first day of the Purchase Period, except that no employee who is employed fewer than 20 hours per week or for fewer than five months in any calendar year, or who, immediately after a right to purchase is granted, owns stock possessing 5% or more of the total combined voting power of the Company (or any parent or subsidiary), including stock that the employee may purchase pursuant to any outstanding options, will be eligible. As of March 24, 1997, the Company had 159 employees eligible to participate in the Purchase Plan.

    ADMINISTRATION. The Purchase Plan will be administered by the Board of Directors or, in the Board's discretion, a committee of no fewer than two individuals to be appointed by the Board.

    AMENDMENT AND TERMINATION. The Purchase Plan may be amended or terminated by the Board of Directors, except that the Board may not, without the approval of the Company's shareholders, increase the number of shares available for issuance under the Purchase Plan, extend the right to exercise a stock purchase right to a date more than five years from the date of grant, change the class of employees eligible to receive awards under the Purchase Plan, increase the maximum number of shares that may be purchased by an employee, or decrease the purchase price below the amount described therein.

    ADJUSTMENT. In the case of a stock split, stock dividend, or consolidation of shares, appropriate adjustments are to be made in the number of shares reserved under the Purchase Plan and, where applicable, the purchase price for the shares.

    FEDERAL INCOME TAX ASPECTS. The following is a brief summary of the federal income tax aspects of the stock purchase rights that may be granted under the Purchase Plan based upon federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

    Stock purchased pursuant to the Purchase Plan is intended to be eligible for the favorable tax treatment provided by Section 423 of the Code. A participant realizes no income upon the grant of the stock purchase rights and no income upon purchase of shares pursuant to stock purchase rights if he makes no disposition of the shares purchased within TWO YEARS after the grant of the right and within ONE YEAR after purchase and at all times during the period beginning with the date he becomes a participant and ending three months before acquiring the shares he is an employee of the Company (the "Disqualifying Disposition"). The Company will not be entitled to any compensation deduction. Upon disposition of shares acquired, the participant will recognize ordinary income on the lesser of (1) the excess (if any) of the fair market value on the date of grant over the purchase price or (2) the excess of the fair market value on the date of disposition over the purchase price. The participant will recognize capital gain (or loss) on the difference between the sale price and the fair market value at either (1) the date of grant of the option or (2) the date of disposition. Ordinarily, the Company receives no compensation deduction for the amount recognized as ordinary income. However, upon a Disqualifying Disposition the Company will be entitled to a compensation deduction based upon the difference between the fair market value on the date of disposition and the participant's purchase price for the shares.

    CONCLUSION AND RECOMMENDATIONS. The Board of Directors believes it is in the interests of the Company and its shareholders to adopt the Purchase Plan to help to further align the interests of employees with those of the Company's shareholders generally.

    The affirmative vote of a majority of the combined voting power of the shares of Common Stock present and voting on such matter is necessary for approval of the Purchase Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                     ITEM NO.  4

                            RATIFICATION OF APPOINTMENT OF
                                 INDEPENDENT AUDITORS

    The Company's independent auditors for Fiscal 1996 were Arthur Andersen LLP, independent public accountants. The Audit Committee of the Board of Directors has considered the qualifications and experience of Arthur Andersen LLP, and, based upon recommendation of the Audit Committee, the Board of Directors has appointed them as independent auditors of the Company for the current fiscal year which ends December 31, 1997 ("Fiscal 1997"). Although the submission of this matter to the shareholders is not required by law, the Board of Directors desires to obtain the shareholders' ratification of such appointment. If ratification is not obtained, the adverse vote will be considered as a direction to the Board to select other auditors for the following year. However, because of the difficulty and expense of making any substitutions of auditors for the fiscal year already in progress, it is contemplated that the appointment for Fiscal 1997 will stand unless the Board finds other good reason for making a change.

    On September 27, 1995, the Company's Board of Directors retained Arthur Andersen LLP as the Company's independent public accountants and dismissed the Company's former auditors. The former auditors' report was not modified as to uncertainty, audit scope or accounting principles. There were no disagreements with the former auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure at the time of the change or with respect to the Company's consolidated financial statements for the two years in the period ended December 31, 1994, which, if not resolved to the former auditors' satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Prior to retaining Arthur Andersen LLP, the Company consulted with Arthur Andersen LLP regarding the audit reports of the former auditors, but had no consultation regarding accounting principles.

    Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

    The affirmative vote of a majority of the combined voting power of the shares of Common Stock present and voting on such matter is required for ratification of the appointment of Arthur Andersen LLP as independent auditors.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 1997. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth information with regard to compensation paid to Richard P. Ekstrand, the Company's President and Chief Executive Officer, and to each other executive officer whose total annual salary and bonus exceeded $100,000 during fiscal 1996 (the "Named Executive Officers") for services rendered during the last three fiscal years.



                                                                              LONG TERM
                                                                           COMPENSATION
                                                   ANNUAL COMPENSATION         AWARDS
                                                ----------------------      -------------    ALL OTHER
NAME AND PRINCIPAL POSITION     FISCAL YEAR     SALARY         BONUS            OPTIONS   COMPENSATION(2)
------------------------------  -------------  --------        -----        ------------- ---------------
RICHARD P. EKSTRAND                1996       $120,000        $52,000         81,000(1)      $4,255
    PRESIDENT AND CHIEF            1995        104,673         30,000         69,000          2,700
    EXECUTIVE OFFICER              1994         87,830         24,409            ---          2,592

SCOTT G. DONLEA                    1996        $84,100        $35,000         64,600(3)      $3,170
    VICE PRESIDENT - SALES AND     1995         73,080         25,000         20,400          3,042
    MARKETING                      1994         61,736         18,749            ---          1,465

-------------------------------


(1) CONSISTS OF AN INCENTIVE STOCK OPTION FOR 41,000 SHARES AND A NONQUALIFIED STOCK OPTION FOR 40,000 SHARES. THE NONQUALIFIED STOCK OPTION IS CONTINGENT UPON APPROVAL BY THE SHAREHOLDERS OF AN INCREASE OF THE NUMBER OF SHARES AUTHORIZED FOR THE 1995 STOCK COMPENSATION PLAN (SEE "ITEM
    NO. 2," ABOVE). EACH OPTION HAS A TERM OF TEN YEARS, BUT PROVIDES FOR EARLY TERMINATION UPON TERMINATION OF EMPLOYMENT, IS NOT TRANSFERABLE, AND BECOMES EXERCISABLE IN FIVE EQUAL ANNUAL INSTALLMENTS COMMENCING ON DECEMBER 18, 1997, SUBJECT TO ACCELERATION OF VESTING UPON A CHANGE IN CONTROL.
(2) FOR ALL YEARS, ALL OTHER COMPENSATION CONSISTS OF COMPANY CONTRIBUTIONS ON BEHALF OF MR. EKSTRAND AND MR. DONLEA TO THE COMPANY'S 401(K) PLAN.
(3) CONSISTS OF AN INCENTIVE STOCK OPTION FOR 33,000 SHARES AND A NONQUALIFIED STOCK OPTION FOR 31,600 SHARES. THE NONQUALIFIED STOCK OPTION IS CONTINGENT UPON APPROVAL BY THE SHAREHOLDERS OF AN INCREASE OF THE NUMBER OF SHARES AUTHORIZED FOR THE 1995 STOCK COMPENSATION PLAN (SEE "ITEM
    NO. 2," ABOVE). EACH OPTION HAS A TERM OF TEN YEARS, BUT PROVIDES FOR EARLY TERMINATION UPON TERMINATION OF EMPLOYMENT, IS NOT TRANSFERABLE, AND BECOMES EXERCISABLE IN FIVE EQUAL ANNUAL INSTALLMENTS COMMENCING ON DECEMBER 18, 1997, SUBJECT TO ACCELERATION OF VESTING UPON A CHANGE IN CONTROL.

OPTION GRANTS IN LAST FISCAL YEAR

    THE FOLLOWING TABLE SETS FORTH CERTAIN INFORMATION REGARDING OPTIONS GRANTED TO THE NAMED EXECUTIVE OFFICERS DURING THE 1996 FISCAL YEAR.


                                 INDIVIDUAL GRANTS
                    --------------------------------------------
                              PERCENT OF
                   NUMBER OF    TOTAL                            POTENTIAL REALIZABLE VALUE
                   SECURITIES  OPTIONS                            AT ASSUMED ANNUAL RATES
                   UNDERLYING GRANTED TO                         OF STOCK PRICE APPRECIATION
                    OPTIONS   EMPLOYEES    EXERCISE                    FOR OPTION TERM
                    GRANTED   IN FISCAL     PRICE    EXPIRATION  --------------------------
     NAME            (#)(1)     YEAR      ($/SHARE)     DATE       5%($)(2)      10%($)(2)
------------------- ---------- ----------  ---------  ----------  ----------    ------------
Richard P. Ekstrand  81,000     34.4%      $9.125     12/18/06   $1,203,660     $1,917,270
Scott G. Donlea      64,600     27.4%       9.125     12/18/06      959,956      1,529,082

------------------


(1) The number indicated is the number of shares of Class A Common Stock that can be acquired upon the exercise of options. The Company has not granted any SARs.
(2) The assumed rates of 5% and 10% are hypothetical rates of stock price appreciation selected by the Commission and are not intended to, and do not, forecast or assume actual future stock prices. The Company believes that future stock appreciation, if any, is unpredictable and is not aware of any formula that will determine with any reasonable accuracy the present value of stock options based on future factors which are unknowable and volatile. No gain to optionees is possible without an appreciation in stock prices, and any such increase will benefit all shareholders commensurably. There can be no assurance that the amounts reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

    The following table provides information relating to the number and value of shares of Common Stock subject to options held by the Named Executive Officers as of December 31, 1996.


                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                        SHARES                          OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS AT
                      ACQUIRED ON   VALUE REALIZED        YEAR-END(#)(1)           FISCAL YEAR-END($)(2)
     NAME              EXERCISE(#)            ($)        EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
--------------------   -----------   --------------  -------------------------    -------------------------
Richard P. Ekstrand       ---             ---              23,000/127,000               --/$40,500
Scott G. Donlea           ---             ---               6,800/78,200                --/$32,300

---------------------


(1) The Company has not granted any SARs.
(2) Value is calculated as the difference between the closing price of Class A Common Stock on December 31, 1996 ($9-5/8) and the related option exercise price multiplied by the number of shares underlying the option.

EMPLOYMENT AGREEMENTS

    The Company has entered into an employment agreement with each of its key management employees, including the Named Executive Officers. Each agreement may be terminated at any time by either the employee or the Company. Each agreement prohibits the employee from engaging in any activity competitive with the business of the Company or contacting customers or employees of the Company for such purpose for a period of six months (one year in the case of the Named Executive Officers) following termination of the Agreement. In the event of a "change in control" of the Company (as defined in the 1995 Stock Compensation
Plan), if the employee is terminated for other than "just cause," each employee will be entitled to receive compensation equal to a multiple of his or her "base amount" of compensation (as defined in Section 280G(b)(3) of the Code). Such payments to Mr. Ekstrand and Mr. Donlea, based on 2.99 times compensation for the applicable base period, would be $376,631 and $240,027, respectively.

    The employment agreements with the Named Executive Officers provided for an initial term ending December 31, 1998 and were renewable for successive one-year periods. During fiscal 1996, the Board extended the terms to December 31, 1999. The agreements may be terminated at any time by the Company, but unless terminated for just cause (as defined in the employment agreements), the Company is obligated to continue payment of salary and certain other benefits for the remainder of the term.

REPORT OF COMPENSATION COMMITTEE

    OVERVIEW AND PHILOSOPHY. The Compensation Committee of the Board (the "Compensation Committee") is composed entirely of nonemployee Directors. The members of the Compensation Committee are Messrs. Swenson (Chair), Eddy, and Wikstrom. The Compensation Committee's duties include consideration of and recommendation to the Company's Board of Directors with respect to programs for executive compensation, employee benefit and incentive plans, and other compensation matters and policies.

    The objectives of the Company's executive compensation program are:

    - to attract and retain superior talent and reward individual performance;

    - to support the achievement of the Company's financial and strategic goals; and

    - through stock-based compensation, align the executive officers' interest with the success of the Company.

    The Company's executive compensation program strives to be competitive with the compensation provided by comparable telecommunications companies. In that respect, the Company compares itself to companies similar in size within the wireless telecommunications industry. These may include companies in the peer group described below under "Stock Performance Graph," but nonpublic companies similar in size to the Company are also included. In comparing itself to these companies, the Company relies upon salary survey data developed and published by external sources, including the Cellular Telephone Industry Association and a compensation consulting firm.

    The Committee periodically conducts a review of its executive compensation programs. The purpose of the review is to ensure that the Company's executive compensation programs are meeting the objectives listed above. In its review, the Committee considers data submitted by management and external data, including the data referred to in the preceding paragraph.

    Compensation for the Company's executives has three components: base salary, annual incentive bonuses, and stock options. The Compensation Committee recommends executive compensation at levels which, in its judgment, are warranted by external, internal and individual circumstances.

    BASE SALARY. In making recommendations to the Board of Directors regarding an individual's base salary, the Compensation Committee considers the compensation levels of similar positions at comparable companies, the responsibilities and performance of the individual executive officer, and the Company's recent financial performance.

    Generally, salary determinations are made prior to the beginning of each calendar year based upon recommendations made by the Compensation Committee and evaluations and recommendations made by the Chief Executive Officer. The Chief Executive Officer provides the Compensation Committee with a performance appraisal for each other executive officer that assesses the individual's performance in the following areas: accountabilities of the position, individual goals and objectives, special projects and assignments, and management skills and the achievement of an annual training/development plan. A salary recommendation is made based upon the individual's overall performance assessment and where the individual's salary falls within the range of salaries for similar positions at comparable companies within the industry. Salary determinations for newly hired executive officers are made prior to an offer of employment and are based upon the individual's prior experience, anticipated contribution to the Company, and the range of salaries for similar positions at comparable companies within the industry.

    In general, the base salaries of the Company's Named Executive Officers increased by approximately 15% in fiscal 1996. This increase was due to merit increases.

    INCENTIVE COMPENSATION. Each executive officer is eligible to receive a cash bonus at the end of the fiscal year based upon the Company's financial performance. The purpose of this annual cash incentive program is to provide a direct financial incentive to the executive officers to meet or exceed the Company's financial and other market-based performance objectives.

    Potential bonus awards for executive officers are determined prior to the beginning of each fiscal year by the Board of Directors, based upon recommendations of the Compensation Committee. At the end of the year bonuses are paid based upon the Company's growth during the previous year and its performance compared to budget projections. For 1996, annual bonuses of approximately 27% of salary were paid. In addition, the Named Executive Officers received bonuses for their extraordinary efforts in completing the Company's initial public offering.

    STOCK OPTIONS. Stock options are the principal vehicle used by the Company for the payment of long-term compensation and to provide a stock-based incentive to improve the Company's financial performance. The objectives of stock option grants are to assist in the recruitment, motivation, and retention of key professional and managerial personnel as well as to reward eligible employees for outstanding performance.

    In 1996, stock options were granted to the Named Executive Officers and one other executive officer. The grants were based on the individual's actual and/or potential contributions to the Company. The exercise price for the options is equal to the market price of the Class A Common Stock on the date of grant. The options become exercisable over a period of five years. Accordingly, an executive receiving an option is rewarded only if the market price of the Company's Class A Common Stock appreciates. Stock options are recommended by the Compensation Committee and authorized by the Board of Directors. The Company may periodically grant new options to these individuals to provide continuing incentives for future performance.

    Stock options are designed to align the interest of the Company's executives with those of shareholders by encouraging executives to enhance the value of the Company and, hence, the price of the Class A Common Stock and return to shareholders. In addition, through deferred vesting, this component of the compensation system is designed to create an incentive for the individual executive to remain with the Company.

    CHIEF EXECUTIVE OFFICER'S COMPENSATION.  The Committee determines
Mr. Ekstrand's compensation package in accordance with the methodology described above. In evaluating and setting the CEO's target annual compensation, the Committee reviews the Company's business and financial performance, considering such factors as sales, earnings, customer growth, market share, return on equity and total shareholder return. The Committee does not assign relative weights or rankings to these factors, but instead makes a subjective determination based upon a consideration of all of these factors as well as the Company's progress with respect to long-term goals and strategies.

    Effective January 1, 1996, the Compensation Committee recommended a salary increase for the Chief Executive Officer of approximately 15% based upon its evaluation of Mr. Ekstrand's contribution toward the achievement of the Company's financial strategies, significant Company growth during 1995, and other goals and comparative chief executive officer pay information.

    Each year, Mr. Ekstrand's potential bonus reflects determination of what is an appropriate incentive and also puts a substantial portion of his compensation at risk by linking the bonus to achievement of the Company's goals for growth and its performance compared to management's budget projections. For 1996, Mr. Ekstrand received a special bonus of $22,000 in recognition of his efforts toward successful completion of the Company's initial public offering and an annual bonus of $30,000, which reflects the Compensation Committee's assessment of his performance in managing the Company during 1996.

    In 1996 Mr. Ekstrand was granted options to purchase 81,000 shares at $9.125 per share. The options become exercisable over five years and expire in 2006.

    OTHER INFORMATION. In 1993, Section 162(m) of the Internal Revenue Code was adopted which, beginning in 1994, imposes an annual deduction limitation of $1.0 million on the compensation of certain executive officers of publicly held companies. The Compensation Committee does not believe that the Section 162(m) limitation will materially affect the Company in the near future given the current level of the compensation of the executive officers.

         Don C. Swenson     Robert K. Eddy     George W. Wikstrom

                        Members of the Compensation Committee

STOCK PERFORMANCE GRAPH

    The following graph compares the Company's cumulative total shareholder return on its Common Stock for the period beginning February 8, 1996, the date the Class A Common Stock was first traded on The Nasdaq National Market, through December 31, 1996, with the cumulative total returns of the Standard & Poor's Corporation ("S&P") 500 Stock Index and a peer group consisting of ten publicly traded cellular telephone companies (described below). The comparison assumes $100 was invested in the Company's Common Stock and in each index at the beginning of the comparison period and reinvestment of dividends.







                                  February 8, 1996    December 31, 1996
                                  ----------------    -----------------

Rural Cellular Corporation             100                   96
S&P 500 Index                          100                  115
Peer Group Index                       100                   79


Note: The Peer Group Index was prepared by Research Data Group specifically for the Company and consists of AirTouch Communications, Inc., Cellular Communications of Puerto Rico, Inc., Centennial Cellular Corp., Commnet Cellular, Inc., Intercel, Inc., Palmer Wireless, Inc., PriCellular Corporation, Rogers Cantel Mobile Communications, Inc., United States Cellular Corporation, and Vanguard Cellular Systems, Inc.

                                 CERTAIN TRANSACTIONS

SWITCHING SERVICES

    The switch used in the Company's cellular network is owned by Switch 2000, of which the Company holds a 40.8% ownership interest. Under a user agreement with Switch 2000, the Company is obligated to pay its portion of the costs of cellular switching and related services. During 1996, charges to the Company from Switch 2000 for switching services and related equipment totaled $5,049,165. During fiscal 1997, the Company anticipates paying Switch 2000 approximately $6,000,000 pursuant to the terms of the user agreement.

    The Company is also required to make contributions to the capital of Switch 2000. In 1996 these contributions totaled $220,156. Richard P. Ekstrand, President, Chief Executive Officer, and a director of the Company, serves as Chair of the Board of Governors of Switch 2000.

TRANSACTIONS WITH SHAREHOLDERS AND OTHER RELATED ENTITIES

    The Company has entered into various arrangements with shareholders or their affiliates. Arrangements involving shareholders or their affiliates that beneficially own more than 5% of any class of the Company's Common Stock and in which total payments for all such arrangements exceeded $60,000 in fiscal 1996 are described below. Except as may be otherwise indicated below, the Company anticipates that amounts earned or incurred in 1997 will be similar to the 1996 amounts.

    LEASES, TRANSMISSION SERVICES, AND AGENCY AGREEMENTS. The Company has arrangements with several of its shareholders for leasing cell sites and using telephone lines for transmission between cell sites and the switch serving the Company's cellular network. The Company leased space for its retail store in Brainerd, Minnesota, from a subsidiary of Consolidated Telephone Company and office space in Detroit Lakes, Minnesota, from an affiliate of Arvig Enterprises, Inc. In addition, several of the Company's shareholders and their affiliates serve as agents for the sale of the Company's cellular and paging services. During 1996, the Company was charged $535,759 by Arvig Enterprises, Inc. and its affiliates for all such services. Arvig Enterprises, Inc. is the beneficial owner of more than 5% of the Company's outstanding Common Stock. Don
C. Swenson, a director of the Company, serves as a director of Arvig Enterprises, Inc. During 1996, the Company was charged $266,646 by Consolidated Telephone Company and its affiliates for all such services. Consolidated Telephone Company beneficially owns more than 5% of the Company's outstanding Class B Common Stock. Marvin C. Nicolai, a director of the Company, is the General Manager of Consolidated Telephone Company. During 1996, the Company was charged $207,313 by affiliates of Telephone & Data Systems, Inc. ("TDS"), which beneficially owns more than 5% of the Company's outstanding Common Stock, for all such services. During 1996, the Company was charged $76,015 by Paul Bunyan Rural Telephone Cooperative ("Paul Bunyan") and its affiliates, which beneficially own more than 5% of the Company's outstanding Class B Common Stock, for all such services. Jeffrey S. Gilbert, a director of the Company, is General Manager of Northern Communications, Inc., a subsidiary of Paul Bunyan, and Assistant Manager of Paul Bunyan.

    TOWER PURCHASE. In 1995 the Company purchased a transmission tower from a subsidiary of Consolidated Telephone Company. The total purchase price was $67,000, of which payments of $17,000 were made in 1995 and 1996. The remainder of the purchase price is to be paid in two annual installments on each of January 1, 1997 and 1998. The Company pays interest on the outstanding balance of the purchase price at 5% per annum.

    ROAMING ARRANGEMENTS. The Company has roaming agreements with CMS, a partnership in which TDS holds an equity interest of greater than 10%, and United States Cellular Corporation ("US Cellular"), a subsidiary of TDS. Robert
K. Eddy, one of the Company's directors, is Chairman of the

Partners' Committee of CMS. Under the roaming agreements, the Company pays for service provided to its customers in areas served by CMS or US Cellular and receives payment for service provided to customers of CMS or US Cellular in the Company's cellular service area. The rates of reimbursement are negotiated by the parties to the agreements and reflect rates charged by all carriers.
Roaming charges are passed through to the customer. During 1996, charges to the Company's customers for services provided by CMS and US Cellular totaled $989,254 and $99,920, respectively, and charges to customers of CMS and US Cellular by the Company were $658,403 and $39,179, respectively.

    RESALE OF PAGING SERVICE. During 1995, the Company entered into an agreement with American Paging, Inc., a subsidiary of TDS, to resell certain paging service provided by American Paging. Under the terms of this agreement, the Company was charged $78,272 during 1996 for wholesale access fees and paging equipment.

    CELLULAR AND PAGING SERVICE AND EQUIPMENT. Several of the Company's shareholders are customers of the Company for cellular and paging services and, in connection therewith, also purchase or lease cellular phones and pagers from the Company. During 1996, Arvig Enterprises, Inc. and its affiliates, Consolidated Telephone Company and its affiliates, and Paul Bunyan and its affiliates were billed $82,114, $15,200, and $16,508, respectively, for such service and equipment.

                                    OTHER MATTERS

    The Board of Directors is not aware that any matter other than those described in the Notice will be presented for action at the meeting. If, however, other matters do properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the proxied shares in accordance with their best judgment on such matters.

                    SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

    All shareholder proposals intended to be presented at the 1998 Annual Shareholders' Meeting must be received by the Company at its offices on or before December 18, 1997.

    A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, ACCOMPANIES THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. A COPY OF THE COMPANY'S REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE UPON REQUEST FROM THE COMPANY.

    It is important that Proxies be returned promptly. Shareholders who do not plan to attend the meeting in person are urged to sign, date, and forward the Proxy by return mail.

                                       BY ORDER OF THE BOARD OF
                                       DIRECTORS


                                       Don C. Swenson
                                       Secretary
April 17, 1997

                              RURAL CELLULAR CORPORATION
                                        PROXY
                     ANNUAL MEETING OF SHAREHOLDERS--MAY 22, 1997
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    The undersigned hereby appoints Richard P. Ekstrand and Don C. Swenson, or either of them, proxies or proxy, with full power of substitution, to vote all shares of CLASS A COMMON STOCK of Rural Cellular Corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 22, 1997 at 2:00 p.m., Minnesota time, at Alexandria, Minnesota, and at any adjournment thereof, as directed below with respect to the proposals set forth below, all as more fully described in the Proxy Statement, and in their discretion upon any other matter that may properly come before the meeting or any adjournment thereof.

    1.   ELECTION OF DIRECTORS (for terms ending in 2000):

         Richard P. Ekstrand / /  FOR  / /  WITHHOLD AUTHORITY
         George W. Wikstrom  / /  FOR  / /  WITHHOLD AUTHORITY

    2. APPROVAL OF INCREASE IN NUMBER OF SHARES AUTHORIZED FOR 1995 STOCK COMPENSATION PLAN

              / /     FOR         / /     AGAINST     / /     ABSTAIN

    3.   APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

              / /     FOR         / /     AGAINST     / /     ABSTAIN

    4.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

              / /     FOR         / /     AGAINST     / /     ABSTAIN

    5.   Upon such other matters as may properly come before the meeting.

    The power to vote granted by this Proxy may be exercised by the named individuals, jointly or singly, or their substitute(s), who are present and acting at said Annual Meeting or any adjournment of said Annual Meeting. The undersigned hereby revokes any and all prior proxies given by the undersigned to vote at this Annual Meeting.

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S
(SHAREHOLDERS') INSTRUCTIONS. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSED NOMINEES AND "FOR" ITEMS 2, 3, AND 4.

    It is important that each shareholder complete, date, sign, and mail this Proxy as soon as possible.

                       PLEASE DO NOT FORGET TO DATE THIS PROXY

                             Dated and Signed                           , 1997
                                               --------------------------


                             ---------------------------------------------
                             Signature of Shareholder


                              ---------------------------------------------
                             Signature of Shareholder, if jointly held

                             IMPORTANT: Please date and sign exactly as your name or names appear hereon. When signing as attorney, executor, trustee, guardian, or authorized officer of a corporation or partner of a partnership, please give your title as such.

/ /  Please check if you plan to attend the Annual Meeting.

                              RURAL CELLULAR CORPORATION
                                        PROXY
                     ANNUAL MEETING OF SHAREHOLDERS--MAY 22, 1997
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Richard P. Ekstrand and Don C. Swenson, or either of them, proxies or proxy, with full power of substitution, to vote all shares of CLASS B COMMON STOCK of Rural Cellular Corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 22, 1997 at 2:00 p.m., Minnesota time, at Alexandria, Minnesota, and at any adjournment thereof, as directed below with respect to the proposals set forth below, all as more fully described in the Proxy Statement, and in their discretion upon any other matter that may properly come before the meeting or any adjournment thereof.

    1.   ELECTION OF DIRECTORS (for terms ending in 2000):

         Richard P. Ekstrand / /  FOR  / /  WITHHOLD AUTHORITY
         George W. Wikstrom  / /  FOR  / /  WITHHOLD AUTHORITY


    2. APPROVAL OF INCREASE IN NUMBER OF SHARES AUTHORIZED FOR 1995 STOCK COMPENSATION PLAN

              / /     FOR         / /     AGAINST     / /     ABSTAIN

    3.   APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

              / /     FOR         / /     AGAINST     / /     ABSTAIN

    4.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

              / /     FOR         / /     AGAINST     / /     ABSTAIN

    5.   Upon such other matters as may properly come before the meeting.

    The power to vote granted by this Proxy may be exercised by the named individuals, jointly or singly, or their substitute(s), who are present and acting at said Annual Meeting or any adjournment of said Annual Meeting. The undersigned hereby revokes any and all prior proxies given by the undersigned to vote at this Annual Meeting.

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S
(SHAREHOLDERS') INSTRUCTIONS. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSED NOMINEES AND "FOR" ITEMS 2, 3, AND 4.

    It is important that each shareholder complete, date, sign, and mail this Proxy as soon as possible.

                       PLEASE DO NOT FORGET TO DATE THIS PROXY

                             Dated and Signed                           , 1997
                                               --------------------------


                              ---------------------------------------------
                             Signature of Shareholder


                              ---------------------------------------------
                             Signature of Shareholder, if jointly held

                             IMPORTANT: Please date and sign exactly as your name or names appear hereon. When signing as attorney, executor, trustee, guardian, or authorized officer of a corporation or partner of a partnership, please give your title as such.

/ /  Please check if you plan to attend the Annual Meeting.

                              RURAL CELLULAR CORPORATION

                             1995 STOCK COMPENSATION PLAN
                        (AS AMENDED THROUGH DECEMBER 18, 1996)

                                  TABLE OF CONTENTS


ITEM          DESCRIPTION                                                  PAGE
----          -----------                                                  ----

SECTION 1     Purpose; Definitions . . . . . . . . . . . . . . . . . . . . . 1

SECTION 2     Administration . . . . . . . . . . . . . . . . . . . . . . . . 3

SECTION 3     Stock Subject to Plan. . . . . . . . . . . . . . . . . . . . . 4

SECTION 4     Eligibility. . . . . . . . . . . . . . . . . . . . . . . . . . 5

SECTION 5     Stock Options. . . . . . . . . . . . . . . . . . . . . . . . . 5

SECTION 6     Stock Appreciation Rights. . . . . . . . . . . . . . . . . . . 8

SECTION 7     Other Stock-Based Awards . . . . . . . . . . . . . . . . . . .10

SECTION 8     Change in Control Provisions . . . . . . . . . . . . . . . . .11

SECTION 9     Amendments and Termination . . . . . . . . . . . . . . . . . .13

SECTION 10    Unfunded Status of Plan. . . . . . . . . . . . . . . . . . . .14

SECTION 11    General Provisions . . . . . . . . . . . . . . . . . . . . . .14

SECTION 12    Effective Date of Plan . . . . . . . . . . . . . . . . . . . .16

SECTION 13    Term of Plan . . . . . . . . . . . . . . . . . . . . . . . . .16

                              RURAL CELLULAR CORPORATION

                             1995 STOCK COMPENSATION PLAN
                        (AS AMENDED THROUGH DECEMBER 18, 1996)


1.  Purpose; Definitions.

    The purpose of the Rural Cellular Corporation 1995 Stock Compensation Plan (the "Plan") is to enable Rural Cellular Corporation (the "Company"), and its Parents, Subsidiaries, and Affiliates, to attract, retain, and reward employees and to strengthen the mutuality of interests between such employees and the Company's shareholders, by offering such employees stock options and/or other equity-based incentives.

    In addition to definitions that may be contained elsewhere in this Plan, for purposes of the Plan, the following terms shall be defined as set forth below:

              (a) "Affiliate" means any entity other than the Company and its Parents and Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

              (b) "Award" means any Option, Stock Appreciation Right, or Other Stock-Based Award, or any other right, interest, or option relating to Stock or other securities of the Company granted pursuant to the provisions of this Plan.

              (c) "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder and signed by both the Company and the Participant.

              (d)  "Board" means the Board of Directors of the Company.

              (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

              (f) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board. Where the Board has retained administrative authority with respect to the Plan, references herein to the "Committee" shall refer to the Board.

              (g) "Company" means Rural Cellular Corporation, a corporation organized under the laws of the State of Minnesota, or any successor corporation.

              (h) "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan or, as applied to Incentive Stock Options, as defined in
         Section 22(e)(3) of the Code.

              (i)  [deleted]

              (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

              (k) "Fair Market Value" means as of any given date, unless otherwise determined by the Committee in good faith, the closing bid price of the Stock as reported on The Nasdaq Small-Cap Market or, if the Stock is then traded on The Nasdaq National Market or a national or regional securities exchange, the closing price of the Stock on The Nasdaq National Market or such exchange.

              (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

              (m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

              (n) "Other Stock-Based Award" means an Award under Section 7 below that is valued in whole or in part by reference to, or is otherwise based on, Stock.

              (o) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting of an Award, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

              (p) "Participant" means any person who is selected by the Committee to receive an Award under the Plan.

              (q) "Plan" means this Rural Cellular Corporation 1995 Stock Compensation Plan, as hereafter amended from time to time.

              (r) "Stock" means the Class A Common Stock, $.01 par value per share, one vote per share, of the Company.

              (s) "Stock Appreciation Right" or "SAR" means the right to receive a payment in cash or Stock as determined by the Committee.

              (t) "Stock Option" or "Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

              (u) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

    In addition, the term "Change in Control" shall have the meaning set forth in Section 8(b) below.

2.  Administration.

    The Plan shall be administered by a Committee of not fewer than two members of the Board, who shall be appointed by the Board and serve at the pleasure of the Board. The functions of the Committee specified in the Plan shall be exercised by the Board, if and to the extent that no Committee exists that has the authority to so administer the Plan, or to the extent that the Board retains authority to administer the Plan under specified circumstances. As to the selection of and grants of Awards to persons who are not subject to Sections 16(a) and 16(b) of the Exchange Act, the Committee may delegate any or all of its responsibilities to members of the Company's administration.
The grants of Awards and determination of the terms thereof to persons who are subject to Sections 16(a) and 16(b) of the Exchange Act shall be made in a manner that satisfies the requirements of Rule 16b-3 under the Exchange
Act, or any successor rule.

    The Committee shall have full power and authority, consistent with the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may be adopted by the Board:

              (a) to select the employees of the Company and any Parent, Subsidiary, or Affiliate to whom Awards may from time to time be granted hereunder;

              (b) to determine the type or types of Awards to be granted to employees hereunder;

              (c) to determine the number of shares of Stock to be covered by each Award granted hereunder:

              (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

              (e) to determine whether, to what extent, and under what circumstances an Award may be settled in cash, Stock or other property or canceled or suspended;

              (f) to determine whether, to what extent, and under what circumstances cash, Stock, and other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant;

              (g) to interpret and administer the Plan and any instrument or agreement entered into thereunder;

              (h) to establish such rules and regulations and appoint such agents as it shall deem appropriate for proper administration of the Plan; and

              (i) to make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

    Members of the Board and of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

    Decisions of the Committee shall be made in the Committee's sole discretion and shall be final, conclusive, and binding on all persons, including the Company, any Participant, any shareholder, and any employee of the Company or any Parent, Subsidiary, or Affiliate.

3.  Stock Subject to Plan.

    The total number of shares of Stock reserved and available for distribution under the Plan shall be 890,000 shares of Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

    Subject to the possible adjustments described in the last paragraph of this
Section 3, the total number of shares of Stock reserved and authorized for issuance upon exercise of Incentive Stock Options shall be 890,000. To the extent that such shares are not used for Incentive Stock Options, they shall be available for other Awards to be granted under the Plan.

    If any shares of Stock subject to an Award are not issued to a Participant because an Option or SAR is not exercised or an Award is otherwise forfeited or any such Award otherwise terminates without a payment being made to the Participant in the form of Stock, such shares shall again be available for distribution in connection with future Awards under the Plan.

    In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, Stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, and in the number of shares subject to other outstanding Awards granted under the Plan as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number. Any such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

4.  Eligibility.

    Officers, management, or highly compensated employees of the Company and any Subsidiary, Parent, or Affiliate are eligible to be granted Awards under the Plan. The Committee shall have the exclusive authority to determine what constitutes management or a "highly compensated employee" and in making such a determination shall take into consideration guidelines established by the Department of Labor and court decisions as to what constitutes a "select group of management or highly compensated employees."

5.  Stock Options.

    Stock Options may be granted alone, in addition to, or in tandem with other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

    Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Options may be issued with or without Stock Appreciation Rights.

    Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

              (a) EXERCISE PRICE. Except as provided in Section 5(i), the exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 85% of the Fair Market Value of the Stock on the date of grant.

              (b) OPTION TERM. Except as provided in Section 5(i) hereof, the term of each Stock Option shall be fixed by the Committee.

              (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in Sections 5(f), (g), and (h) and Section 8, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

              (d) METHOD OF EXERCISE. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period.

              Payment of the exercise price may be made by check, note (if approved by the Board), or such other instrument or method as the Committee may accept. If so provided in the related Award Agreement, payment in full or in part may also be made by delivery of Stock owned by the optionee for at least six months prior to the exercise of the Option (based on the Fair Market Value of the Stock on the date the Option is exercised, as determined by the Committee). Payment of the exercise price may be made through exercise of either Tandem SARs or Freestanding SARs held by the optionee.

              No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option after the optionee has given written notice of exercise, has paid in full for such Stock, and, if requested, has given the representation described in Section 11(a).

              (e) NONTRANSFERABILITY OF OPTIONS. Subject to Section 5(i) hereof, unless otherwise provided in the related Award Agreement, no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules and regulations thereunder, and all Stock Options shall be exercisable during the optionee's lifetime only by the optionee.

              (f) TERMINATION BY DEATH. Subject to Section 5(i), if an optionee's employment by the Company or any Subsidiary, Parent, or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such Option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the

         Committee), by the legal representative of the optionee's estate or by any person who acquired the Option by will or the laws of descent and distribution, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

              (g)  TERMINATION BY REASON OF DISABILITY.  Subject to
         Section 5(i), if an optionee's employment by the Company or any Subsidiary, Parent, or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), until the expiration of the stated term of such Stock Option (unless otherwise specified by the Committee at the time of grant); provided, however, that, if the optionee dies prior to such expiration (or within such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

              (h) OTHER TERMINATION. Subject to Section 5(i), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company or any Subsidiary, Parent, or Affiliate terminates for any reason other than death or Disability, the Stock Option shall be exercisable, to the extent otherwise then exercisable, for the lesser of three months from the date of termination of employment or the balance of such Stock Option's term.

              (i) INCENTIVE STOCK OPTIONS. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

              To the extent required for "incentive stock option" status under Section 422 of the Code (taking into account applicable Internal Revenue Service regulations and pronouncements and court decisions), the Plan shall be deemed to provide:

                   (i) that Incentive Stock Options may be granted only to employees of the Company or any Parent or Subsidiary of the Company;

                   (ii) that the exercise price of any Incentive Stock
              Option shall not be less than 100% of the Fair Market Value of the Stock as of the date of grant (110% for an optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary);

                   (iii) that the maximum term of exercise for any
              Incentive Stock Option shall not exceed ten years (five years in the case of an optionee who owns stock possessing more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary); and

                   (iv) that Incentive Stock Options shall not be
              transferable by the optionee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the optionee's lifetime, only by the optionee.

              To the extent permitted under Section 422 of the Code or applicable regulations thereunder or any applicable Internal Revenue Service pronouncements:

                   (i) if a Participant's employment is terminated by reason of death or Disability and the portion of any Incentive Stock Option that becomes exercisable during the post-termination period specified in Section 5(f) or (g) hereof exceeds the $100,000 limitation contained in Section 422(d) of the Code, such excess shall be treated as a Nonqualified Stock Option; and

                   (ii) if the exercise of an Incentive Stock Option is
              accelerated by reason of a Change in Control, any portion of such Option that exceeds the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Nonqualified Stock Option.

              (j) NO TANDEM OPTIONS. Options consisting of both an Incentive Stock Option and a Nonqualified Stock Option shall not be granted under the Plan.

6.  Stock Appreciation Rights.

              (a) GRANT AND EXERCISE. Stock Appreciation Rights may be granted either alone ("Freestanding SAR") or in addition to other Awards granted under the Plan and may, but need not, relate to all or part of any Stock Option granted under the Plan ("Tandem SAR"). In the case of a Nonqualified Stock Option, a Tandem SAR may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, a Tandem SAR may be granted only at the time of the grant of such Stock Option.

              A Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Tandem SAR is granted with respect to less than the full number of shares covered by a related Stock Option. Stock Options relating to exercised Tandem SARs shall no longer be exercisable to the extent that the related Tandem SARs have been exercised.

              A Stock Appreciation Right may be exercised, subject to
         Section 6(b), in accordance with the procedures established by the Committee for such purpose and as set forth in the related Award Agreement. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b).

              (b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                   (i) The exercise price of a Tandem SAR shall be the exercise price of the related Option. The exercise price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of the Stock on the date of grant of the Freestanding SAR. Notwithstanding the foregoing, the Committee may unilaterally limit the appreciation in value of Stock attributable to an SAR at any time prior to its exercise.

                   (ii) Stock Appreciation Rights shall be exercisable
              only at such time or times and to the extent provided in the related Award Agreement; provided, however, that the exercise provisions of an SAR granted in tandem with an Incentive Stock Option shall be the same as the related Option.

                   (iii) Upon the exercise of a Stock Appreciation Right, the holder shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise, or such other date as the Committee shall specify in the Award Agreement, over the exercise price per share specified in the related Award Agreement multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in Stock, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the Stock on the date of exercise.

                   (iv) Unless otherwise provided in the related Award
              Agreement, Stock Appreciation Rights shall not be transferable except under the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the lifetime of the Participant only by the Participant.

                   (v) Upon the exercise of a Stock Appreciation Right, any related Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
              Section 3 of the Plan on the number of shares of Stock to be issued under the Plan.

7.  Other Stock-Based Awards.

              (a) ADMINISTRATION. Other Awards of Stock or that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock, convertible debentures, or exchangeable securities, may be granted either alone or in addition to or in tandem with Stock Options or Stock Appreciation Rights granted under the Plan.

              Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period.

              The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

              (b) TERMS AND CONDITIONS. Unless otherwise provided in the related Award Agreement, Stock subject to Awards made under this
         Section 7 may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the Stock is issued or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

              The Participant shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

              Any Award under Section 7 and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

              In the event of the Participant's retirement, Disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed with respect to any or all of an Award under this Section 7.

              Each Award under this Section 7 shall be confirmed by, and subject to the terms of, an Award Agreement or other instrument entered into by the Company and the Participant.

              Stock (including securities convertible into Stock) issued on a bonus basis under this Section 7 may be issued for no cash consideration. The purchase price of any Stock (including securities convertible into Stock) subject to a purchase right awarded under this Section 7 shall be at least 85% of the Fair Market Value of the Stock on the date of grant.

8.  Change in Control Provisions.

              (a) IMPACT OF EVENT. In the event of a "Change in Control" as defined in Section 8(b), any Award granted under this Plan shall become fully exercisable and vested.

              (b)  DEFINITION OF "CHANGE IN CONTROL."  For purposes of
         Section 8(a), a "Change in Control" means the happening of any of the following:

                   (i) A majority of the directors of the Company shall be persons other than persons

                        (A) For whose election proxies shall have been solicited by the Board, or

                        (B) Who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships,

                   (ii) 30% or more of the outstanding voting stock of the
              Company is acquired or beneficially owned (as defined in Rule 13d-3 under the Exchange Act or any successor rule thereto) by any person (other than the Company or a subsidiary of the Company) or group of persons acting in concert (other than the acquisition and beneficial ownership by a parent corporation or its wholly-owned subsidiaries, as long as they remain wholly-owned subsidiaries, of 100% of the outstanding voting stock of the Company as a result of a merger which complies with paragraph (iii)(A)(2) hereof in all respects), or

                   (iii) The shareholders of the Company approve a definitive agreement or plan to

                        (A) Merge or consolidate the Company with or into another corporation other than

                             (1)  a merger or consolidation with a
                        subsidiary of the Company or

                             (2)  a merger in which

                                  (a)  the Company is the surviving
                             corporation,

                                  (b)  no outstanding voting stock of the
                             Company (other than fractional shares) held by shareholders immediately prior to the merger is converted into cash, securities, or other property (except (i) voting stock of a parent corporation owning directly, or indirectly through wholly owned subsidiaries, both beneficially and of record 100% of the voting stock of the Company immediately after the merger and (ii) cash upon the exercise by holders of voting stock of the Company of statutory dissenters' rights),

                                  (c)  the persons who were the beneficial
                             owners, respectively, of the outstanding common stock and outstanding voting stock of the Company immediately prior to such merger beneficially own, directly or indirectly, immediately after the merger, more than 70% of, respectively, the then outstanding common stock and the then outstanding voting stock of the surviving corporation or its parent corporation, and

                                  (d)  if voting stock of the parent
                             corporation is exchanged for voting stock of the Company in the merger, all holders of any class or series of voting stock of the Company immediately prior to the merger have the right to receive substantially the same per share consideration in exchange for their voting stock of the Company as all other holders of such class or series,

                        (B) exchange, pursuant to a statutory exchange of shares of voting stock of the Company held by shareholders of the Company immediately prior to the exchange, shares of one or more classes or series of voting stock of the Company for cash, securities, or other property,

                        (C)  sell or otherwise dispose of all or
                   substantially all of the assets of the Company (in one transaction or a series of transactions), or

                        (D)  liquidate or dissolve the Company.

9.  Amendments and Termination.

    The Board may amend, alter, discontinue, or terminate the Plan, or any portion thereof, but no amendment, alteration, or discontinuation shall be made which would impair the vested rights of a Participant under any Award theretofore granted without the Participant's consent or which, without the approval of the Company's shareholders, would:

              (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

              (b) authorize an increase in the total number of shares reserved for issuance upon exercise of Incentive Stock Options;

              (c) decrease the option price of any Incentive Stock Option to less than 100% of the Fair Market Value on the date of grant;

              (d) permit the issuance of Stock prior to payment in full therefor;

              (e) change the employees or class of employees eligible to participate in the Plan; or

              (f) extend the maximum option period under Section 5(i) of the Plan.

    The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the vested rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one-for-one or other basis), including previously granted Stock Options having higher option exercise prices.

    Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

10. Unfunded Status of Plan.

    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

11. General Provisions.

              (a) The Committee may require each person purchasing shares pursuant to a Stock Option or receiving shares pursuant to any other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

              All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any over-the-counter market on which the Stock is quoted, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

              (b) The Committee may at any time offer to buy out for a payment in cash or Stock an Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

              (c) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

              (d) Neither the adoption of this Plan nor the grant of any Award hereunder shall confer upon any employee of the Company or any Subsidiary, Parent, or Affiliate any right to continued employment with the Company or a Subsidiary, Parent, or Affiliate, as the case may be, or interfere in any way with the right of the Company or a Subsidiary, Parent, or Affiliate to terminate the employment of any of its employees at any time.

              (e) No later than the date as of which an amount first becomes includable in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Subsidiary, Parent, or Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. If so provided in the related Award Agreement, a Participant may authorize the withholding of shares of Stock otherwise deliverable upon exercise of an Option or the grant or vesting of an Award to satisfy any tax obligations arising from such exercise, grant, or vesting.

              (f) The actual or deemed reinvestment of dividends or dividend equivalents in additional Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan Awards).

              (g) To the extent that federal laws (such as the Code, the Exchange Act, or the Employee Retirement Income Security Act of
         1974) do not otherwise control, this Plan and all Awards made and actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Minnesota.

              (h) Unless otherwise provided in the related Award Agreement, no rights granted hereunder may be assigned, transferred, pledged, or hypothecated (whether by operation of law or otherwise) or be subject to execution, attachment, or similar process, and any attempted assignment, transfer, pledge, hypothecation, or other disposition or levy of attachment or similar process upon any such right will be null and void and without effect.

              (i) If any term, provision, or portion of this Plan or any Award granted hereunder shall be deemed unenforceable or in violation of applicable law, such term, provision, or portion of the Plan or the Award shall be deemed severable from all other terms, provisions, or portions of this Plan or the Award or any other Awards granted hereunder, which shall otherwise continue in full force and effect.

12. Effective Date of Plan.

    The Plan shall be effective as of September 30, 1995, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock at the annual shareholders' meeting next following adoption of the Plan. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such shareholders.

13. Term of Plan.

    No Incentive Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the date of adoption of the Plan, but Incentive Stock Options granted prior to such tenth anniversary may extend beyond that date. All other Awards may be granted at any time and for any period unless otherwise provided by the Plan.


                      -----------------------------------------


    Approved and adopted by the Board of Directors of Rural Cellular
Corporation as of August 23, 1995, and approved by the shareholders on September 15, 1995. The number of shares originally reserved for this Plan has been adjusted to reflect a Stock split approved by the Board of Directors on November 28, 1995.

    This Plan has been restated to reflect:

              (i) an amendment adopted by the Board of Directors effective March 21, 1996, deleting Section 6(b)(vi);

              (ii) amendments adopted by the Board of Directors effective October 18, 1996, to comply with changes in Rule 16b-3 under the Securities Exchange Act of 1934; and

              (iii) an increase in the number of shares authorized to be issued under the Plan adopted by the Board of Directors effective December 18, 1996 (subject to the approval of the Company's shareholders at the 1997 annual meeting).

                              RURAL CELLULAR CORPORATION

                            EMPLOYEE STOCK PURCHASE PLAN

                                  TABLE OF CONTENTS


SECTION 1.  Purpose; Definitions . . . . . . . . . . . . . . . . . . . . . . 2

SECTION 2.  Administration . . . . . . . . . . . . . . . . . . . . . . . . . 4

SECTION 3.  Stock Subject to Plan. . . . . . . . . . . . . . . . . . . . . . 5

SECTION 4.  Grant of Option. . . . . . . . . . . . . . . . . . . . . . . . . 6

SECTION 5.  Election to Participate. . . . . . . . . . . . . . . . . . . . . 6

SECTION 6.  Payment for Stock. . . . . . . . . . . . . . . . . . . . . . . . 6

SECTION 7.  Purchase of Stock. . . . . . . . . . . . . . . . . . . . . . . . 7

SECTION 8.  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . 7

SECTION 9.  Amendment and Termination. . . . . . . . . . . . . . . . . . . . 7

SECTION 10.  Unfunded Status of Plan . . . . . . . . . . . . . . . . . . . . 8

SECTION 11.  General Provisions. . . . . . . . . . . . . . . . . . . . . . . 8

SECTION 12.  Effective Date of Plan. . . . . . . . . . . . . . . . . . . . . 9

                              RURAL CELLULAR CORPORATION

                             EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.         Purpose; Definitions

    The purpose of the Rural Cellular Corporation Employee Stock Purchase Plan (the "Plan") is to enable Rural Cellular Corporation (the "Company") to provide eligible employees of the Company and its Parents and Subsidiaries the opportunity to purchase Common Stock of the Company at a discount from the prevailing market price and thereby strengthen the mutuality of interests between such employees and the Company's shareholders in the growth of the Company. It is further intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code.

    In addition to definitions that may be contained elsewhere in this Plan, for purposes of the Plan, the following terms shall be defined as set forth below:

         a. "Current Compensation" means the gross cash compensation (wage, salary, and commission, and including overtime pay and bonuses) paid by the Company or any Parent or Subsidiary to a Participant in accordance with the terms of employment, but excluding all other forms of compensation and all remuneration which is not a term of the employment relationship (whether or not paid pursuant to a voluntary plan established by the Company or any Parent or Subsidiary).

         b.   "Board" means the Board of Directors of the Company.

         c. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         d. "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board. The Committee may delegate the responsibility for processing the documentation needed to implement the Plan to the appropriate personnel of the Company.

         e. "Company" means Rural Cellular Corporation, a corporation organized under the laws of the State of Minnesota, or any successor company.

         f. "Eligible Employee" means any employee who has been continuously in the employment of the Company or any Parent or Subsidiary since the October 1 preceding a particular Purchase Period, except (i) any employee customarily employed less than 20 hours weekly or for not more than five months in any calendar year and (ii) any employee who, immediately after a right to purchase is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (applying the rules of Section 425 (d) of the Code to determine such stock ownership and treating the shares of Stock that the employee may purchase under outstanding options under this or any other plan of the Company or any Parent or Subsidiary as owned by the employee), shall be eligible to participate in the Plan for a given Purchase Period. For purposes of participation during the Initial Purchase Period the reference herein to October 1 shall be deemed to refer to April 1.

         g. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         h. "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of a Stock Purchase Right, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         i    "Participant" means an Eligible Employee who elects to exercise a
    Stock Purchase Right granted under the Plan.

         j. "Plan" means this Rural Cellular Corporation Employee Stock Purchase Plan, as hereafter amended from time to time.

         k. "Purchase Period" means the period beginning on January 1 of each year and ending December 31 of the same year, except that the Initial Purchase Period shall begin on July 1, 1997, and end on December 31, 1997 (the "Initial Purchase Period").

         l. "Purchase Price" means, for any given Purchase Period, the lower of (i) 85% of the closing price of the Stock as reported on The Nasdaq Stock Market ("NASDAQ") on the first business day of the Purchase Period (the "January Price") or (ii) 85% of the closing price of the Stock as reported on NASDAQ on the last business day of the Purchase Period. If at any time the Stock is traded on a national securities exchange, the Purchase Price shall be based on the closing prices of the Stock on such exchange on such dates. If at any time the Company's Stock is not reported on NASDAQ or traded on a national securities exchange, the Purchase Price shall be based on the average of bid and asked prices of the Stock on the appropriate over-the-counter market on such dates.

         m. "Stock" means the Class A Common Stock, par value $.01 per share, of the Company.

         n. "Stock Purchase Right" or "Right" means the right to purchase Stock pursuant to this Plan.

         o. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of a Stock Purchase Right, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


SECTION 2.         Administration

    The Plan shall be administered by the Board or, in the Board's discretion, by a Committee of not fewer than two persons, who shall be appointed by the Board, who may be members of the Board, and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan shall be exercised by the Board, if and to the extent that no Committee exists that has the authority to so administer the Plan. As to the selection of and grants of Stock Purchase Rights to persons who are not subject to Sections 16 (a) and 16
(b) of the Exchange Act, the Committee may delegate any or all of its responsibilities to members of the Company's administration. The selection of and grants of Stock Purchase Rights to persons who are subject to Sections 16
(a) and 16 (b) of the Exchange Act shall be made in a manner that satisfies the requirements of Rule 16b-3 under the Exchange Act, or any successor rule.

    The Committee shall have full power and authority, consistent with the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may be adopted by the Board:

         a. to determine the number of shares of Stock to be covered by each Stock Purchase Right granted hereunder;

         b. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Stock Purchase Right granted hereunder;

         c. to interpret and administer the Plan and any instrument or agreement entered into hereunder;

         d. to establish such rules and regulations and appoint such agents as it shall deem appropriate for proper administration of the Plan; and

         e. to make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

    Members of the Board and of any Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

    Decisions of the Board and any Committee shall be made in the Board's or the Committee's sole discretion and shall be final, conclusive, and binding on all persons, including the Company, any Participant, any shareholder, and any employee of the Company or any Parent or Subsidiary.


SECTION 3.         Stock Subject to Plan

    The total number of shares of Stock reserved and available for distribution under the Plan shall be 250,000 shares of Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or of shares repurchased by the Company for issuance pursuant to the Plan.

    If any shares of Stock subject to a Stock Purchase Right are not issued to a Participant because the Right is not exercised, such shares shall again be available for distribution in connection with future Rights granted under the Plan.

    Subject to any required action by the shareholders, the number of shares of Stock covered by each outstanding Right, and the price per share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

    Subject to any required action by the shareholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding Right shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Right would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause each outstanding right to terminate, provided that each Participant shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise his Right.

    In the event of a change in the Stock of the Company as currently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

    To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Right granted pursuant to this Plan shall not be adjusted in a manner that causes the Right to fail to continue to qualify as an option issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code.

    Except as hereinbefore expressly provided in this Section 3, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to any Right.

    The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or consolidate, or to dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

SECTION 4.         Grant of Option

    Each Eligible Employee shall be granted an option as of the first business day of each Purchase Period to purchase on the last business day of the Purchase Period that number of whole shares of Stock as could be purchased at a price equal to the Purchase Price for such Purchase Period with the entire credit balance in the Participant's Stock Purchase Account (as defined) on such date; provided, however, that no Right will be deemed to be granted or received hereunder which would permit a Participant to purchase Stock under the Plan and under all other stock purchase plans, if any, of the Company at a rate which exceeds $25,000 in fair market value of Stock (determined as of the date the option is granted) for each calendar year. The minimum number of shares of Stock required to be purchased by a Participant in any Purchase Period shall be 25.

SECTION 5.         Election to Participate

    An Eligible Employee may elect to participate in the Plan during a given Purchase Period by filing with the Committee on or before the 30th day following commencement of that Purchase Period an appropriate document authorizing regular payroll deductions beginning with the first payday in the Purchase Period and continuing through the last payday in the Purchase Period or until the employee withdraws from the Plan or ceases to be eligible to participate in the Plan.

SECTION 6.         Payment for Stock

    Payment for Stock purchased pursuant to the Plan shall be made by payroll deductions. A Participant may elect payroll deductions of any whole percent between 2% and 10% of Current Compensation. During each Purchase Period, the Participant may reduce once, but not increase, his payroll deductions and may cease making payroll deductions at any time by providing written notice to the Committee. Payroll deductions will be credited on each payday to a separate bookkeeping account established by the Company for each Participant (the "Stock Purchase Account"). Payroll deductions will not earn interest.

    The Stock Purchase Account is established solely for bookkeeping purposes, and all amounts credited to the Stock Purchase Account will remain part of the general assets of the Company. Except as specifically provided herein, a Participant may not make any separate cash payment into his Stock Purchase Account.

SECTION 7.         Purchase of Stock

    On the last business day of any Purchase Period, the entire credit balance in each Participant's Stock Purchase Account will be used to purchase the largest number of whole shares of Stock purchasable with such amount unless, at least 30 days prior to such date, the Participant elects to purchase a specified number of whole shares of Stock which is less than the number described above or elects to receive the entire credit balance in cash. Any amount remaining in a Participant's Stock Purchase Account after such purchase (or the entire credit balance thereof if the Participant elects not to purchase any Stock) will be paid to the Participant in cash within 30 days after the end of the Purchase Period.

    As soon as practicable after the end of each Purchase Period, the Company will cause to be delivered to each Participant a certificate representing the Stock purchased.

    The Company will not be required to issue or deliver any certificate representing Stock purchased hereunder prior to registration under the Securities Act of 1933, as amended, or registration or qualification under any state law if such registration or qualification is required.

SECTION 8.         Miscellaneous

    a. TERMINATION OF EMPLOYMENT. Upon termination of employment for any reason, including death or retirement, the Company will pay to the Participant or his estate, as the case may be, in cash within 30 days the entire credit balance in the Participant's Stock Purchase Account. For purposes of this Plan, an approved leave of absence or layoff will not be deemed a termination of employment.

    b. NONTRANSFERABILITY. The amounts credited to a Stock Purchase Account may not be assigned, transferred, pledged, or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation, or other disposition of such amounts will be null and void and without effect and may be considered by the Committee as an election to withdraw from the Plan.

    c. NO RIGHTS AS SHAREHOLDER. An employee will have no interest in the Stock purchased until full payment has been made and a share certificate representing the same has been issued.

SECTION 9.         Amendment and Termination

    The Board may amend, alter, discontinue, or terminate the Plan, or any portion thereof, but no amendment, alteration, or discontinuation shall be made which would impair the vested rights of a Participant under any Rights theretofore granted, without the Participant's consent, or which, without the approval of the Company's shareholders, would:

         a. except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

         b. increase the maximum number of shares of Stock that may be purchased by any one Participant;

         c. change the minimum purchase price for shares of Stock sold under the Plan;

         d. change the employees or class of employee eligible to participate in the Plan; or

         e. extend a Participant's right to purchase Stock pursuant to the grant of an option hereunder to a date more than five years from the date of such grant.

    The Committee may amend the terms of any Stock Purchase Right theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the vested rights of any holder without the holder's consent. The Committee may also substitute new Rights for previously granted Rights (on a one-for-one or other basis), including previously granted Rights having higher option exercise prices.

    Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 10.        Unfunded Status of Plan

    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of Stock; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trust or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 11.        General Provisions

         a. The Committee may require each person purchasing shares pursuant to a Stock Purchase Right to represent to and agree with the Company in writing that the Participant is acquiring the Stock without a view to distribution thereof. The certificates for such Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, NASDAQ, or any over-the-counter market on which the Stock is quoted, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         b. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         c. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Parent any right to continued employment with the Company or a Subsidiary or Parent, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Parent to terminate the employment of any of its employees at any time.

         d. To the extent that federal laws (such as the Code, the Exchange Act, or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all Rights granted and actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Minnesota.

         e. No rights granted hereunder may be assigned or transferred (otherwise than by will or the laws of descent and distribution). Any attempted assignment, transfer, pledge, hypothecation, or other disposition or levy of attachment or similar process upon any such right will be null and void and without effect.

         f. If any term, provision, or portion of this Plan or any Right granted hereunder shall be deemed unenforceable or in violation of applicable law, such term, provision, or portion of the Plan or the Right shall be deemed severable from all other terms, provisions, or portions of this Plan or the Right or any other Rights granted hereunder, which shall otherwise continue in full force and effect.

SECTION 12.        Effective Date of Plan

    The Plan shall be effective as of January 14, 1997, subject to the approval of the Plan by holders of a majority of the outstanding shares of the Company's Common Stock at the 1997 annual shareholders' meeting.